Exhibit 10.3

AMENDMENT NO. 1 TO EXECUTIVE EMPLOYMENT AGREEMENT

This Amendment No. 1 (this “Amendment”) to that certain Executive Employment Agreement, dated January 23, 2020 by and between Mark P. Schoenberg, MD (“Executive”) and UroGen Pharma, Inc. and UroGen Pharma, Ltd. (collectively, “Company”) is entered into as of this 26th day of January 2021. The Company and Executive are collectively referred to in this Amendment as “the Parties.”

WHEREAS, the Subsidiary, Parent and Executive are Parties to a certain Executive Employment Agreement dated January 23, 2020 (the “Agreement”) (capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement); and

WHEREAS, the Parties wish to amend the Agreement as set forth herein.

NOW THEREFORE, in consideration and in furtherance of Executive’s continued at-will employment with the Company, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.Section 4.3 of the Agreement is hereby amended by deleting the entire section thereof and replacing it with the following:

“4.3 Acceleration of Equity Awards; Change of Control. If the Company terminates Executive’s employment with the Company without Cause, or Executive resigns for Good Reason, in either case within three (3) months prior to, or twenty-four (24) months following the closing of a Change of Control, then the Company will fully accelerate the vesting of the unvested options, warrants and restricted stock units (as well as any other equity interests granted to Executive), such that 100% of the then-unvested shares subject to the options, warrants and restricted stock units (or other equity interests) will be deemed vested and exercisable as of Executive’s last day of employment.”

2.This Amendment may be executed in several counterparts, all of which taken together shall constitute one single agreement between the parties. Except as amended hereby, all of the other terms and conditions of the Agreement shall remain and continue in full force and effect.

[Remainder of Page Intentionally Blank; Signature Lines on Following Page]

Exhibit 10.3

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

UROGEN PHARMA, INC.EXECUTIVE

By: /s/ Elizabeth Barrett /s/ Mark Schoenberg

Name: Elizabeth Barrett        Name: Mark P. Schoenberg, MD

Title:Chief Executive Officer

UROGEN PHARMA LTD.

By: /s/ Elizabeth Barrett Name: Elizabeth Barrett

Exhibit 10.3